EXHIBIT 10.2

No.:

Name:

Number of Shares of Common Stock Subscribed for:

PRIME TIME TRAVEL, INC.

SUBSCRIPTION AGREEMENT

February __, 2011

OFFERING INFORMATION, LEGENDS, AND NOTICES

THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN FILED OR REGISTERED WITH OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE SECURITIES LAW ADMINISTRATOR BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.  THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, IF ANY, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

Prime Time Travel, Inc.

This Subscription Agreement (this “Subscription Agreement”) is furnished to you by Prime Time Travel, Inc., a Delaware corporation (the “Company”) in order for you to subscribe to the offering (the “Offering”) of up to Two Million (2,000,000) shares of the Company’s common stock, par value $0.000001, at a purchase price of $0.02 per share (“Common Stock”) for an aggregate offering price of forty thousand ($40,000) dollars.

Subscriptions to purchase Common Stock will be solicited until the earlier of: (i) February ___, 2011, unless extended by the Company in its sole discretion without notice for a period of up to an additional [90] days or (ii) the sale of the entire Offering, (the “Offering Period”).

W I T N E S S E T H:

Whereas, subject to the terms and conditions set forth in this Subscription Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Regulation S promulgated thereunder, the Company desires to issue and sell to the undersigned, and the undersigned desires to purchase from the Company, Common Stock.

Now, Therefore, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A.           General.

(1)           The undersigned hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the undersigned, such principal sum of Common Stock as is set forth on the signature page hereof.

(2)           The undersigned herewith tenders to the Company the entire amount of the purchase price by check made payable to the order of “Prime Time Travel, Inc.”.

(3)           The undersigned herewith delivers this completed and signed Subscription Agreement for Common Stock of Prime Time Travel, Inc. to the Company at:

Prime Time Travel, Inc.
809 Heavenly Lane,
Cincinnati, OH 45238

B.           The Common Stock offered will not be registered under the 1933 Act

The undersigned acknowledges that (i) the Common Stock will not be registered under the 1933 Act and the rules and regulations promulgated thereunder, or the securities laws of any state; (ii) absent an exemption, any transfer of the Common Stock would require registration; (iii) the Common Stock are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company's reliance upon such exemption is based in part upon the undersigned's representations, warranties and agreements contained in this Subscription Agreement that the undersigned is delivering to the Company.

C.           Representations, Warranties, Acknowledgements and Agreements

In order to induce the Company to accept this Subscription Agreement, the undersigned represents, warrants, acknowledges and covenants to the Company as follows:

(1)           The undersigned understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive the undersigned's death, disability or insolvency, except that the undersigned shall have no obligation in the event that this Subscription Agreement is rejected by the Company.  In the event that the Company does not accept the undersigned's subscription, or if the Offering is terminated for any reason, the undersigned's subscription payment (or portion thereof, as the case may be) will be returned to the undersigned without interest or deduction.

(2)           The undersigned has received and carefully read this Subscription Agreement as well as such other materials as the Company deems necessary to the Offering (collectively, the “Offering Materials”).  In making the decision to invest in the Common Stock, the undersigned has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the undersigned has discussed with his, her, or its counsel the representations, warranties and agreements which the undersigned makes by signing this Subscription Agreement, the applicable limitations upon the undersigned's resale of the Common Stock, and the risks inherent in the investment made in the Common Stock, including, without limitation, the suitability thereof, and the tax and legal consequences of this Subscription Agreement.  The undersigned disclaims reliance on any statements made or information provided by any person or entity in the course of the undersigned’s consideration of an investment in the Common Stock other than the Offering Materials.

(3)           The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Offering.

(4)           The undersigned is purchasing the Common Stock for the undersigned's own account, with the intention of holding the Common Stock for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock; and shall not make any sale, transfer or other disposition of the Common Stock without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available under those laws.  The undersigned is not acquiring any portion of the Common Stock, or any interest therein, on behalf of another person.  No person other than the undersigned has any direct or indirect beneficial interest in the Common Stock subscribed for hereunder by the undersigned.  The undersigned, if an entity, was not formed for the purpose of purchasing the Common Stock.

(5)           The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and the undersigned's investment in the Common Stock will not cause such overall commitment to become excessive.

(6)           The undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Common Stock.

(7)           The undersigned is not a “U.S. Person” as that term is defined in Rule 902(k)(1) of Regulation S, promulgated under the Act, and was not formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”) and such Purchaser is not a broker-dealer.

(8)           The undersigned is not an affiliate of the Company.

(9)           On the date this Subscription Agreement was executed and delivered, the undersigned was outside the United States; no offer to purchase the Common Stock was made in the United States; and the transactions contemplated hereby have not been and will not be pre-arranged by the undersigned with a purchaser located in the United States or who is a U.S. Person.

(10)         All offers or sales of the Common Stock made before the expiration of the applicable “distribution compliance period” for debt securities, as that term is defined in Rule 903 of Regulation S, shall not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) unless the Common Stock are registered under the Act or a valid exemption can be relied upon under both the appropriate U.S. federal or state securities laws.

(11)         The undersigned will resell the Common Stock only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and the undersigned shall not engage in hedging transactions with regard to the Common Stock unless in compliance with the Act.

(12)         The undersigned is not an underwriter or dealer of the Common Stock; and is not a distributor or participating, pursuant to contractual agreement, in the distribution of the Common Stock.

(13)         The undersigned has been informed and understands that the Common Stock is subject to certain offering restrictions, which include the following: (A) the Common Stock is deemed to be “restricted securities” within the meaning of Rule 144 under the Act; and (B) that the Common Stock will bear a restrictive legend.

(14)         The undersigned understands that the Common Stock are being offered and issued in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying on the truth and accuracy of the representations, warranties, and agreements of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Common Stock.

(15)         The undersigned is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of receiving the Common Stock, and to make an informed decision relating thereto.

(16)         The undersigned understands that in the United States Securities and Exchange Commission’s (“SEC”) view, the statutory basis for the exemption claimed for this transaction would not be available if the offering, though in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act; and the undersigned confirms that its purchase is not part of any such plan or scheme.

(17)         The undersigned is acquiring the Common Stock for investment purposes and has no present intention to sell the Common Stock in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or promptly after the expiration of the “distribution compliance period.”

(18)         The undersigned is purchasing the Common Stock for his own account or for the account of beneficiaries for whom the undersigned has full investment discretion with respect to stock and whom the undersigned has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct subscriber hereunder and all representations, warranties, and agreements herein were made directly by such beneficiary.

(19)         The undersigned has not, and will not, engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities sold hereunder.  To the best knowledge of the undersigned, neither the Company nor any person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.  Such activities include placing an advertisement in a publication “with a general circulation in the United States” that refers to the offering of the Common Stock described in this Subscription Agreement.

(20)         The undersigned, in electing to subscribe for the Common Stock hereunder, has relied solely upon the representations and warranties of the Company set forth in this Subscription Agreement and on independent investigation made by him and his representatives, if any.  The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment. The undersigned has been given no oral or written representation or assurance from the Company or any representative of the Company other than as set forth in this Subscription Agreement or in a document executed by a duly authorized representative of the Company making reference to this Subscription Agreement.  The undersigned has received answers and information in response to its investigation that it deems to be complete and satisfactory. The undersigned shall keep confidential and not disclose to any third party any and all information and documents received from or on behalf of the Company.

(21)         The address shown under the undersigned’s signature at the end of this Subscription Agreement is the undersigned’s principal residence, if he is an individual, or its principal business address if a corporation or other entity.

(22)         The undersigned is not subject to back-up withholding under applicable United States, international, or local law.

(23)         The undersigned acknowledges that Regulation S restricts the offer or sale of the Common Stock to a U.S. Person or for the account or benefit of a U.S. Person for a period of forty days commencing on the date of closing of this offering. Rule 902(f) and Rule 903 govern the forty day distribution compliance period. In the event that multiple purchasers are accepted by the Company, the forty day distribution compliance period shall begin only after the closing date of the entire offering to all purchasers. The undersigned understands that the Company will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and it will instruct its transfer agent to place a stop transfer order on any certificates representing such Common Stock, which are attempted to be transferred contrary to the above conditions.

The Common Stock, which the undersigned will receive, will contain a legend substantially as follows:

"The securities represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act. Transfer of these shares is prohibited except in accordance with Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and hedging transactions involving these securities may not be conducted unless in compliance with the Act.  These shares may not be offered or sold within the United States or to, or for the account of, a "U.S. Person" (as that term is defined in Regulation S) until after the 40th day following the closing date of the offering. After such date, this legend shall have no further effect."

That (i) if the Common Stock becomes publicly traded, any necessary stop transfer orders will be placed upon the Common Stock in accordance with the Act, and (ii) the Company is under no obligation to aid the undersigned in obtaining any exemption from the registration requirements.

(24)         The foregoing representations and warranties are true and correct as of the date hereof, as well as of the date the Company accepts this Subscription Agreement, and shall survive thereafter. The undersigned understands that the Company is relying upon the undersigned’s representations contained in this Subscription Agreement.

(25)         The undersigned understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in this Subscription Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the undersigned’s representations, warranties and indemnification contained herein shall survive the undersigned’s purchase of the Common Stock hereunder.

(26)         The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(27)         The undersigned, together with any offeree representatives of the undersigned has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock.  The undersigned acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Common Stock and that the undersigned must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Common Stock.

(28)         The undersigned has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering, including, without limitation, the suitability of this investment and to obtain any such additional information and engage in such due diligence that the undersigned deems necessary or advisable to verify the accuracy of the information contained in the Offering Materials, or such other information as the undersigned desired in order to evaluate an investment in the Company; and the undersigned availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

(29)         The undersigned has made an independent evaluation of the merits of the investment and acknowledges the high risk nature of the investment.

(30)         The undersigned, if an individual, is at least 21 years of age.

(31)         If at any time prior to issuance of the Common Stock to the undersigned, any representation or warranty of the undersigned shall no longer be true, the undersigned promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefor, whereupon the undersigned's subscription may be rejected by the Company in whole or in part.

(32)         Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Common Stock, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.

(33)        THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS SUBSCRIPTION AGREEMENT OR THE UNDERSIGNED'S PURCHASE OF THE COMMON STOCK.

(34)         The undersigned is not subscribing for the Common Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(35)         Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Subscription Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the Financial Industry Regulatory Authority ("FINRA")  as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of a FINRA member broker-dealer firm.

(36)         The undersigned understands that the Company intends to use the net proceeds from the Offering will be used to fund working capital for Prime Time Travel, Inc.

In order to induce the undersigned to execute and deliver this Subscription Agreement, the Company represents, warrants, and covenants to the undersigned as follows:

(1)           The Company is a Corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has full power and authority to own its properties and to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which such qualification is required, whether by the nature of the business conducted, property owned or otherwise, other than those jurisdictions in which the failure so to qualify or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), prospects or results of operations of the Company, taken as a whole.

(2)           The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of Common Stock to accredited investors contemplated hereby shall, assuming the representations and warranties of the undersigned are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of the undersigned, shall make all filings required to qualify for such exemptions.  No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company.  No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

(3)           The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby.  Upon the acceptance of the undersigned’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

(4)           The consummation by the Company of the transactions contemplated hereby and issuance of the Common Stock will not result in any conflict with, or result in a violation or breach of any of the terms, conditions or provisions of, or constitute (with or without due notice, lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation under, or result in the creation of any lien upon any of the properties or assets of the Company under, (i) its Certificate of Formation; (ii) any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject; or (iii) to its knowledge, any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of FINRA or by which any property or asset of the Company is bound.

(5)           There is no action, suit, proceeding, inquiry, notice of violation or investigation before or by any court, arbitrator, public board, government agency, regulatory authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against the Company, any officers or managers of the Company in their capacities as such, or any of their respective assets or properties.

(6)           The Company has made or filed all United States federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects.  The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with GAAP.  No taxing authority has given notice of an assertion, or is threatening to assert, against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith

(7)           The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts, and no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, or condition or conditions, if any, could not reasonably be expected to have a Material Adverse Effect.  "Material Contracts" means any and all contracts or agreements to which the Company is a party and which fall under the term “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC, and any and all amendments, modifications, supplements, renewals or restatements thereof.

(8)           The Common Stock to be issued to the undersigned pursuant to this Subscription Agreement, when issued and delivered in accordance with the terms of this Subscription Agreement shall be duly authorized, validly issued, fully paid and non-assessable.

(9)           The Common Stock offered hereby is being offered pursuant to an exemption from the registration requirements of the Act and applicable state securities laws for nonpublic offerings.  To this end, the Company has not offered or sold the Common Stock to any person in the United States, or, to the best knowledge of the Company, to any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S, nor has the Company offered or sold the Common Stock for the account or benefit of any U.S. Person.  At the time of the execution and delivery of this Subscription Agreement, the Company and/or its agents reasonably believed that the undersigned was outside the United States and was not a U.S. Person.

(10)         The Company and/or its agents believe that the transaction contemplated hereby has not been pre-arranged with a buyer in the United States.

(11)         The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the Common Stock to persons resident within the United States or any other U.S. Person as that term is defined in Rule 902 of Regulation S.

(12)         As required by Regulation S, the Company must agree, and does hereby agree, that it will refuse to register any transfer of the Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; provided, however, that if the securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures (such as the legend described above) are implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

D.           Registration Rights

The undersigned shall have no the registration rights with respect to the Common Stock.

E.           Miscellaneous

(1)           This Subscription Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.  Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

(2)           The headings of this Subscription Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(3)           If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(4)           Each Party shall be responsible for all of its out-of-pocket costs and expenses incurred with respect to this Agreement and the transactions contemplated by this Subscription Agreement.  Nevertheless, in the event that any dispute between the Parties should result in litigation or arbitration, the prevailing party in such dispute shall be entitled to seek to recover from the non-prevailing party in such dispute all reasonable fees, costs and expenses of enforcing any right of the prevailing party, including without limitation, reasonable attorney’s fees and expenses, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(5)           This Subscription Agreement supersedes all other prior oral or written agreements among each of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Subscription Agreement may be amended other than by an instrument signed by the Company and each of the affected Purchasers, and no provision hereof may be waived other than by an instrument signed by the Party against whom enforcement is sought.

E.           Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time-to-time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:
Prime Time Travel, Inc.
809 Heavenly Lane,
Cincinnati, OH 45238

In the case of any owner of equity securities of the Company, to:

The address of such equity owner on the books and records of the Company.

Notice given as provided in this Section shall be deemed effective:  (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, receipt acknowledged, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.  As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE.

________________________________________________________
Exact Name in Which Title is to be Held

Number of Shares of Common Stock Subscribed for: ________________
Total Amount of Subscription: $_______________________________
Type of Ownership (Check One):

_______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________ _______________	Individual
Joint tenants with rights of survivorship
Tenants in common
Tenants by the entirety
Corporation
Limited Liability Company
Partnership
Limited Liability Partnership
Limited Partnership
Trust
Other (specify)

Address	City, State and Zip Code

E-Mail Address

Social Security or Federal Tax Identification Number:______________________________________________

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this   day of ________, 2011.

PURCHASER:

(Signature of Purchaser)	(Name Typed or Printed)

ACCEPTED as of the ___ day of _________, 2011

Prime Time Travel, Inc.

By:	/s/
President

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)

_______________________________
(Name of Entity (Please Print)

By:	/s/
Name
Title

(seal)
Attest:_________________
    (If Entity is a Corporation)

ACCEPTED this ___ day of ________________, 2011, on behalf of the Company.

Prime Time Travel, Inc.

By:	/s/
President